UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 21, 2007
Health Benefits Direct Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51701	98-0438502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)
(484) 654-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Financial Statements of Business Acquired
Pro Forma Financial Information

This amendment to the Health Benefits Direct Corporation Current Report on form 8-K, filed with the Securities and Exchange Commission on September 21, 2007, amends and restates in its entireties Items 9.01(a) and 9.01(b) and amends and restates Item 9.01(d).
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of form 8-K are included in this Current Report on Form 8-K as Exhibit 99.1.

(b)	Pro Forma Financial Information

The pro forma financial information required Item 9.01(b) of form 8-K are included in this Current Report on Form 8-K as Exhibit 99.2.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH BENEFITS DIRECT CORPORATION
Date: December 12, 2007	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information